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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 7, 2002
         --------------------------------------------------------------

                              Hanover Direct, Inc.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     1-12082
                       ----------------------------------
                            (Commission File Number)

             Delaware                                       13-0853260
-----------------------------------                -----------------------------
   (State or Other Jurisdiction                          (I.R.S. Employer
         of Incorporation)                            Identification Number)

          115 River Road
       Edgewater, New Jersey                                   07020
-----------------------------------                       --------------
       (Address of Principal                                (Zip Code)
        Executive Offices)



       Registrant's telephone number, including area code: (201) 863-7300
                                                         -------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.  REGULATION FD DISCLOSURE.

On November 7, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the thirteen and thirty-nine weeks ended September 28, 2002. A copy of such press release is furnished under this Form 8-K pursuant to Regulation FD.


EXHIBITS

Exhibit 20.1 Press Release dated November 7, 2002, announcing operating results for the thirteen and thirty-nine weeks ended September 28, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HANOVER DIRECT, INC.
                                         --------------------------------------
                                                        (Registrant)

November 7, 2002                         By:       /s/ Edward M. Lambert
                                         --------------------------------------
                                         Name:   Edward M. Lambert
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer